UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

PLANTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12696	77-0207692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices) (Zip Code)

(831) 426-5858

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares ($0.01 par value)	POLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 28, 2022, Plantronics, Inc. (“Poly”) announced its entry into an Agreement and Plan of Merger, dated as of March 25, 2022 (as it may be amended from time to time, the “Merger Agreement”), among HP Inc. (“Parent”), Prism Subsidiary Corp., a wholly owned subsidiary of Parent (“Merger Sub”), and Poly. The Merger Agreement provides for Merger Sub to be merged with and into Poly, with Poly surviving as a wholly owned subsidiary of Parent (the “Merger”).

Poly held a Special Meeting of Stockholders on June 23, 2022, at 9:00 a.m., Pacific time (the “Special Meeting”).

There were 43,072,542 shares of common stock, par value $0.01 per share, of Poly (the “Shares”), issued and outstanding as of April 28, 2022, the record date for the Special Meeting (the “Record Date”). At the Special Meeting, the holders of 36,619,411 Shares were present in person or represented by proxy, representing approximately 85.02% of the voting power of the Shares as of the Record Date, which constituted a quorum. Holders of approximately 80.14% of the outstanding Shares voted to adopt the Merger Agreement.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in detail in Poly’s definitive proxy statement, dated May 17, 2022, as amended and supplemented by an amendment dated June 13, 2022 filed by Poly with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Proposal 1: To adopt the Merger Agreement.	34,519,326	2,044,319	55,766	0

Proposal 1 was approved.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Poly to Poly’s named executive officers in connection with the merger of Merger Sub with and into Poly.	29,660,254	6,895,903	63,254	0

Proposal 2 was approved.

In light of the approval of Proposal 1, Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot and was not presented at the Special Meeting.

Item 8.01	Other Events.

On June 23, 2022, Poly issued a press release announcing the results of the Special Meeting. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLANTRONICS, INC.

Date: June 23, 2022	By:	/s/ Lisa Bodensteiner
	Name:	Lisa Bodensteiner
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary